UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018 (October 15, 2018)

JAKROO INC.

(Exact name of registrant as specified in its charter)

Nevada	333-217412	86-1565811
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5906 Stoneridge Mall Road Pleasanton, CA	94588
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 485-7067

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Change in Registrant’s Certifying Accountant

On October 15, 2018 (the “Effective Date”), Jakroo Inc. (the “Company”) accepted resignation of Paritz & Company, P.A. (“Paritz”), the Company’s prior independent registered public accounting firm, effective immediately. Such change occurred in connection with Paritz’s merger with Prager Metis CPAs, LLC (“Prager Metis”). On the same day, the audit committee (the “Audit Committee”) of the board of directors of the Company approved the appointment of Prager Metis as its new independent registered public accounting firm.

The audit reports of Paritz on the Company’s financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through the Effective Date, there were (i) no disagreements between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Paritz with a copy of this Form 8-K and requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Paritz agrees with the above statements. A copy of such letter, dated October 17, 2018, is attached hereto as Exhibit 16.1.

Except as disclosed herein, during the Company’s two most recent fiscal years and in the subsequent interim period through the Effective Date, the Company has not consulted with Prager Metis regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Prager Metis concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter of Paritz & Company, P.A., dated October 17, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jakroo Inc.

Date: October 18, 2018	By:	/s/ Weidong (Wayne) Du
Weidong (Wayne) Du
Chief Executive Officer